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                                                                  Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 13, 1998, except as to Note 16 which was as of April 27, 1998, appearing on page F-2 of Computer Learning Centers, Inc.'s Annual Report on Form 10-K for the year ended January 31, 1998.

                                                /s/ PricewaterhouseCoopers LLP

New York, New York
December 23, 1998








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